Exhibit 10.52

                         FIRST SUPPLEMENTAL INDENTURE

          FIRST SUPPLEMENTAL INDENTURE, dated as of April 10, 1997 (this "Supplemental Indenture"), among Triton Energy Limited, a Cayman Islands company ("TEL"), Triton Energy Corporation, a Delaware corporation ("TEC", and together with TEL, the "Issuers"), and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee").

                            W I T N E S S E T H:

          WHEREAS, the Issuers and the Trustee are parties to the Indenture dated as of April 10, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture");

          WHEREAS, the Board of Directors of each of the Issuers has adopted a Board Resolution authorizing such Issuer (i) to issue $200,000,000 in aggregate principal amount of 8 3/4% Senior Notes due 2002 in the form attached hereto as Exhibit A, which notes shall be joint and several obligations of TEL and TEC (the "Notes"), which Notes shall constitute a series of Securities under the Indenture and (ii) in connection with issuance of the Notes and in accordance with the terms of Section 8.1 of the Indenture, to enter into this Supplemental Indenture without the consent of the Holders of Securities; and

          WHEREAS, the Issuers have requested the Trustee and the Trustee has agreed to join in the execution of this Supplemental Indenture in accordance with the terms of Section 8.1 of the Indenture and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Issuers and the Trustee mutually covenant and agree for the equal and proportionate benefit of the Holders from time to time of the Notes as follows:

          SECTION  1.  Amendments  to  the  Indenture Relating to the Notes.

     1.1         Amendments to Article One of the Indenture (Definitions).
Article One of the Indenture is hereby amended in respect of the Notes and only in respect of the Notes as follows:

          (a) by adding thereto the following new definitions in their appropriate alphabetical order:

          "Additional  Amounts"  has  the  meaning  set  forth in Section 13.1

          "Attributable Indebtedness" means, with respect to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the present value of the total net amount of rent required to be paid by such Person under the lease during the primary term thereof, without giving effect to any renewals at the option of the lessee, discounted from the respective due dates thereof to such date at the rate of interest per annum implicit in the terms of the lease. As used in the preceding sentence, the net amount of rent under any lease for any such period shall mean the sum of rental and other payments required to be paid with respect to such period by the lessee thereunder excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease which is terminable by the lessee upon payment of a penalty, such net amount of rent shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Currency Hedge Obligations" means, at any time as to any Person, the obligations of such Person at such time that were incurred in the ordinary course of business pursuant to any foreign currency exchange agreement, option or futures contract or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Subsidiaries' exposure to fluctuations in foreign currency exchange rates.

          "Funded Indebtedness" means all the Indebtedness (including Indebtedness incurred under any revolving credit, letter of credit or working capital facility) that matures by its terms, or that is renewable at the option of any obligor thereon to a date, more than one year after the date on which such Indebtedness is originally incurred.

          "Interest Rate Hedging Agreements" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person or any of its Subsidiaries against fluctuations in interest rates.

          "Notes"  means  the  Issuers'  8  3/4%  Senior  Notes  due  2002.

          "Oil and Gas Hedging Contracts" means any oil and gas purchase or hedging agreement, and other agreement or arrangement, in each case, that is designed to provide protection against oil and gas price fluctuations.

          "Ordinary  Course  Lien"  means:

          (a) Liens for taxes, assessments or governmental charges or levies on the property of an Issuer or any Restricted Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith by appropriate proceedings;

          (b) Liens imposed by law, such as carriers', warehousemen's, landlords' and mechanics' liens and other similar liens arising in the ordinary course of business which secure obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings;

          (c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

          (d) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the ordinary course of business of TEL and the Restricted Subsidiaries;

          (e) Liens arising under operating agreements or similar agreements in respect of obligations which are not yet due or which are being contested in good faith by appropriate proceedings;

          (f) Liens reserved in oil, gas and/or mineral leases, production sharing contracts and petroleum concession agreements and licenses for bonus or rental payments and for compliance with the terms of such leases, contracts, agreements and licenses;

          (g) Liens pursuant to partnership agreements, oil, gas and/or mineral leases, production sharing contracts, petroleum concession agreements and licenses, farm-out agreements, division orders, contracts for the sale, purchase, exchange, processing or transportation of oil, gas and/or other hydrocarbons, unitization and pooling declarations and agreements, operating agreements, development agreements, area of mutual interest agreements, and other agreements which are customary in the oil, gas and other mineral exploration, development and production business and in the business of processing of gas and gas condensate production for the extraction of products therefrom;

          (h) Liens on personal property (excluding the capital stock of any Restricted Subsidiary) securing Indebtedness of an Issuer or any Restricted Subsidiary other than Funded Indebtedness; and

          (i) Liens imposed by law or order as a result of any proceeding before any court or regulatory body that is being contested in good faith, and Liens which secure a judgment or other court-ordered award or settlement as to which an Issuer has not exhausted its appellate rights.

          "Redemption Date" when used with respect to any Note to be redeemed pursuant to Article Twelve of the Indenture, means the date fixed for such redemption by or pursuant to such Article.

          "Redemption Price" when used with respect to any Note to be redeemed pursuant to Article Twelve of the Indenture, means the price at which such
Note  is  to  be  redeemed  pursuant  to  such  Article.

          "Restricted Subsidiary" means (i) any Subsidiary of TEL which owns or leases (as lessor or lessee) (A) any property owned or leased by TEL or any Subsidiary, or any interest of TEL or any Subsidiary in property which is considered by TEL to be capable of producing oil or gas or minerals in commercial quantities or (B) any processing or manufacturing plant or pipeline owned or leased by TEL or any Subsidiary except any processing or manufacturing plant or pipeline, or portion thereof, which the Board of Directors in its good faith judgment determines in a Board Resolution is not material to the business of TEL and its Subsidiaries taken as a whole, or (ii) any Subsidiary designated as a Restricted Subsidiary by the Board of Directors.

          "Sale/Leaseback Transaction" means with respect to the Issuers or any of its Restricted Subsidiaries, any arrangement with any Person providing for the leasing by the Issuers or any of its Restricted Subsidiaries of any principal property, acquired or placed into service more than 180 days prior to such arrangement, whereby such property has been or is to be sold or transferred by the Issuers or any of its Restricted Subsidiaries to such Person.

          (b) by deleting therefrom the definitions of the following defined terms in their respective entireties :

     "Restricted  Subsidiary"

     "Unrestricted  Subsidiary"

          1.2 Amendments to Article Three of the Indenture (Covenants of the Issuers). Article Three of the Indenture is hereby amended in respect of the Notes and only in respect of the Notes by deleting therefrom Sections 3.6 and
3.7 and adding thereto the following new Sections 3.6, 3.7 and 3.8 in their appropriate numerical order:

     SECTION 3.6 Limitations on Liens. The Issuers will not, and will not permit any Restricted Subsidiary to, issue, assume or guarantee any Indebtedness for borrowed money secured by any Lien on any property or asset now owned or hereafter acquired by an Issuer or any Restricted Subsidiary without making effective provision whereby any and all Notes then or thereafter outstanding will be secured by a Lien equally and ratably with any and all other obligations thereby secured for so long as any such obligations shall be so secured.

     The  foregoing  restriction  will  not,  however,  apply  to:

     (a) Liens existing on the date on which the Notes are originally issued or provided for under the terms of agreements existing on such date;

     (b) Liens on property securing (i) all or any portion of the cost of exploration, drilling or development of such property; (ii) all or any portion of the cost of acquiring, constructing, altering, improving or repairing any property or assets, real or personal, or improvements used or to be used in connection with such property or (iii) Indebtedness incurred by the Restricted Subsidiary to provide funds for the activities set forth in clauses (i) and
(ii)  above;

     (c) Liens securing Indebtedness owed by a Restricted Subsidiary to an Issuer or to any other Restricted Subsidiary;

     (d) Liens on property existing at the time of acquisition of such property by an Issuer or a Subsidiary or Liens on the property of any corporation or other entity existing at the time such corporation or other entity becoming a Restricted Subsidiary or is merged with an Issuer in compliance with the Indenture and in either case not incurred as a result of (or in connection with or in anticipation of) the acquisition of such property or such corporation or other entity becoming a Restricted Subsidiary or being merged with an Issuer, provided that such Liens do not extend to or cover any property or assets of the Issuers or any Restricted Subsidiaries other than the property so acquired;

     (e) Liens on any property securing (i) Indebtedness incurred in connection with the construction, installation or financing of pollution control or abatement facilities or other forms of industrial revenue bond financing or (ii) Indebtedness issued or guaranteed by the United States or any State thereof or any department, agency or instrumentality of either;

     (f) any Lien extending, renewing or replacing (or successive extensions, renewals or replacements of) any Lien of any type permitted under clauses (a) through (e) above, provided that such Lien extends to or covers only the property that is subject to the Lien being extended, renewed or replaced;

     (g)    Ordinary  Course  Liens;

     (h) any Lien resulting from the deposit of moneys or evidence of indebtedness in trust for the purpose of defeasing Indebtedness of the Issuers or any Subsidiary; or

     (i) Liens (exclusive of any Lien of any type otherwise permitted under clauses (a) through (h) above) securing Indebtedness of the Issuers or any Restricted Subsidiary in an aggregate principal amount which, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions entered into pursuant to clause (a) of Section 3.7 (exclusive of any such Sale/Leaseback Transactions otherwise permitted under clauses (a) through (h) above), does not at the time such Indebtedness is incurred exceed 15% of Consolidated Net Tangible Assets (as shown in the most recent consolidated balance sheet of TEL and its Subsidiaries).

     The following types of transactions will not be prohibited or otherwise limited by the foregoing: (i) the sale, granting of Liens with respect to, or other transfer of, crude oil, natural gas or other petroleum hydrocarbons in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount (however determined) of money or of such crude oil, natural gas or other petroleum hydrocarbons; (ii) the sale or other transfer of any other interest in property of the character commonly referred to as a production payment, overriding royalty, forward sale or similar interest; (iii) the entering into of Currency Hedge Obligations, Interest Rate Hedging Agreements or Oil and Gas Hedging Contracts although Liens securing any Indebtedness for borrowed money that is the subject of any such obligation shall not be permitted hereby unless permitted under clauses
(a) through (i) above; and (iv) the granting of Liens required by any contract or statute in order to permit the Issuers or any Restricted Subsidiary to perform any contract or subcontract made by it with or at the request of the United States or any State thereof or any department, agency or instrumentality of either, or to secure partial, progress, advance or other payments to the Issuers or any Restricted Subsidiary by such governmental unit pursuant to the provisions of any contract or statute.

          SECTION 3.7 Limitation of Sale/Leaseback Transactions. The Issuers will not, and will not permit any Restricted Subsidiary to, enter into any Sale/Leaseback Transaction with any Person (other than the Issuers or a Restricted Subsidiary) unless:

     (a) the Issuers or such Restricted Subsidiary would be entitled to incur Indebtedness, in a principal amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction, secured by a Lien on the property subject to such Sale/Leaseback Transaction pursuant to the covenant described in Section 3.6 without equally and ratably securing the Notes pursuant to such covenant;

     (b) after the date on which the Notes are originally issued and within a period commencing six months prior to the consummation of such Sale/Leaseback Transaction and ending six months after the consummation thereof, the Issuers or such Restricted Subsidiary shall have expended for property used or to be used in the ordinary course of business of the Issuers and the Restricted Subsidiaries (including amounts expended for the exploration, drilling or development thereof, and for additions, alterations, repairs and improvements thereto) an amount equal to all or a portion of the net proceeds of such Sale/Leaseback Transaction and the Issuers shall have elected to designate such amount as a credit against such Sale/Leaseback Transaction (with any such amount not being so designated to be applied as set forth in clause (c) below); or

     (c) the Issuers during the twelve-month period after the effective date of such Sale/Leaseback Transaction, shall have applied to the voluntary repurchase, repayment, defeasance or retirement of all or a portion of the Notes or any pari passu Indebtedness an amount equal to the greater of the net proceeds of the sale or transfer of the property leased in such Sale/Leaseback Transaction and the fair value, as determined by the Board of Directors of an Issuer, of such property at the time of entering into such Sale/Leaseback Transaction (in either case adjusted to reflect the remaining term of the lease and any amount expended by an Issuer as set forth in clause (b) above), less an amount equal to the principal amount of Notes and pari passu Indebtedness voluntarily repurchased, repaid, defeased or retired by the Issuers within such twelve-month period and not designated as a credit against any other Sale/Leaseback Transaction entered into by the Issuers or any Restricted Subsidiary during such period.

          SECTION 3.8 Condition for Release of TEC. TEC may be released from its obligations under this Indenture and the Notes, without the consent of the Holders of the Notes, if (i) (A) no more than $25,000,000 in aggregate principal amount of the Senior Subordinated Discount Notes due 1997 (the "1997 Notes") and the 9-3/4% Senior Subordinated Discount Notes due 2000 (the "9 3/4% Notes") issued by TEC, taken together, are no longer outstanding or (B) TEL or any successor to TEL has assumed the obligations of TEC under the 1997 Notes and the 9 3/4% Notes and (ii) TEL or any successor to TEL has assumed the obligations of TEC under the Notes."

           1.3 Amendments to Article Five of the Indenture (Remedies of the Trustee and Security Holders on an Event of Default. Article Five of the Indenture is hereby amended in respect of the Notes and only in respect of the Notes as follows:

          (a) by deleting the text of clause 5.1(c) in its entirety and inserting in lieu thereof the phrase "[intentionally omitted]".

          (b) by deleting the phrase "period of 90 days" from the third line of Section 5.1(d) and replacing it with the phrase "period of 60 days";

          (c) by deleting the phrase "90 consecutive days" from the eighth line of Section 5.1(e) and replacing it with the phrase "60 consecutive days";

          (d) by (i) adding the phrase "or any Restricted Subsidiary organized under the laws of the United States of America, any state thereof or the District of Columbia" to (i) the second line and the sixth line of Section 5.1(e) and to the second line, the sixth line and tenth line of Section 5.1(f), in each case after the word "TEC" and (ii) adding the phrase "or any Restricted Subsidiary organized under the laws of any jurisdiction other than the United States of America, any state thereof or the District of Columbia" to the second line and the sixth line of Section 5.1(e) and to the second line, the sixth line and eleventh line of Section 5.1(f), in each case after the word "TEL";

          (e)      by deleting the amount "$20,000,000" from the tenth line of
Section  5.1(g)  and  replacing  it  with  the  amount  "$10,000,000";  and

          (f) by adding the phrase "or any Restricted Subsidiary" to the second line and the fourth line of Section 5.1(g), in each case after the phrase "either of the Issuers".

           1.4 Amendments to Article Ten of the Indenture (Satisfaction and Discharge of Indenture; Covenant Defeasance; Unclaimed Moneys). Article Ten of the Indenture is hereby amended in respect of the Notes and only in respect of the Notes as follows:

          (a) by adding the phrase "(provided that no Default shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.1(e) or (f) are concerned, at any time ending on the 91st day after such deposit)" to the seventh line of Section 10.1(C) and the sixth line of Section 10.1(D), in each case after the phrase "subparagraph (a) below"; and

          (b) by adding the phrase "and Section 3.7" to the sixth and seventh lines of Section 10.1(D), in each case after the phrase "Section 3.6".

          1.5    Amendments to Article Twelve of the Indenture (Redemption of
Securities  and  Sinking  Funds).   Article Twelve of the Indenture is hereby
amended in respect of the Notes and only in respect of the Notes by deleting Sections 12.1 through 12.5 therefrom in their entirety and substituting in lieu thereof the following new Sections 12.1 through 12.8:

     "SECTION  12.1    Right  of Redemption.  The Notes may be redeemed at any
time, at the election of the Issuers, as a whole or from time to time in part, at the Redemption Price specified in the form of Note.

     SECTION 12.2 Applicability of Article. Redemption of Notes at the election of the Issuers, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article Twelve.

     SECTION 12.3 Election to Redeem; Notice to Trustee. The election of the Issuers to redeem any Notes pursuant to Section 12.1 shall be evidenced by a Board Resolution, a certified copy of which is delivered to the Trustee. In case of any redemption at the election of the Issuers, the Issuers shall, at least 60 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the aggregate principal amount of Notes to be redeemed.

     SECTION 12.4 Selection by Trustee of Notes to Be Redeemed. If less than all the Notes are to be redeemed, the particular Notes or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee from the outstanding Notes not previously called for redemption, either pro rata, by lot or by another method the Trustee shall deem fair and reasonable, and the aggregate principal amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

     The Trustee shall promptly notify the Issuers in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the aggregate principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the aggregate principal amount of such Note which has been or is to be redeemed.

     SECTION 12.5 Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at its address appearing in the Note register.

     All  notices  of  redemption  shall  state:

     (a)    the  Redemption  Date;

     (b)    the  Redemption  Price;

     (c) if less than all outstanding Notes are to be redeemed, the identification (and, in the case of a Note to be redeemed in part, the aggregate principal amount to be redeemed) of the particular Notes to be redeemed;

     (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Note or portion thereof, and that unless the Issuers shall default in payment of the Redemption Price, interest thereon shall cease to accrue on and after said date;

     (e) the place or places where such Notes are to be surrendered for payment of the Redemption Price;

     (f) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

     (g)    the  CUSIP  number,  if  any,  relating  to  such  Notes;  and

     (h) in the case of a Note to be redeemed in part, the aggregate principal amount of such Note to be redeemed and that after the Redemption Date upon surrender of such Note, new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued.

     Notice of redemption of Notes to be redeemed at the election of the Issuers shall be given by the Issuers or, at its request, by the Trustee in the name and at the expense of the Issuers.

     SECTION 12.6 Deposit of Redemption Price. On or prior to 11:00 a.m., New York City time, on any Redemption Date, the Issuers shall deposit with the Trustee or with a Paying Agent (or, if the Issuers are acting as their own Paying Agent, segregate and hold in trust) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of all the Notes or portions thereof which are to be redeemed on that Redemption Date.

     SECTION 12.7 Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Issuers shall default in the payment of the Redemption Price) such Notes shall cease to accrue interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Issuers at the Redemption Price.

     If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price thereof shall accrue interest at the rate of 8 3/4% per annum.

     SECTION 12.8 Notes Redeemed in Part. Any Note that is to be redeemed only in part shall be surrendered at the office or agency of the Issuers maintained for such purpose pursuant to Section 3.2 (with, if the Issuers or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuers or the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Note so surrendered."

          1.6    Addition  of  Article  Thirteen to the Indenture (Additional
Amounts).    The Indenture is hereby amended in respect of the Notes and only in  respect  of  the  Notes  by  adding  the  following  thereto:

                              "ARTICLE THIRTEEN
                              ADDITIONAL AMOUNTS

          SECTION 13.1 Additional Amounts. TEL hereby agrees that any amounts to be paid by TEL hereunder with respect to any Note shall be paid without deduction or withholding for any and all present and future withholding taxes, levies, imposts and charges whatsoever imposed by or for the account of the Cayman Islands or any political subdivision or taxing authority thereof or therein, or if deduction or withholding of any such taxes, levies, imposts or charges shall at any time be required by the Cayman Islands or any such subdivision or authority thereof or therein, TEL will (subject to compliance by the Holder of such Note with any relevant administrative requirements) pay such additional amounts ("Additional Amounts") in respect of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and this Indenture, as may be necessary in order that the net amounts paid to such Holder or the Trustee, as the case may be, after such deduction or withholding, shall equal the respective amounts of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and this Indenture, as specified in such Notes to which such Holder is entitled; provided, however, that the foregoing shall not apply to:

     (i) any such tax, levy, impost or charge which would not be payable or due but for the fact that (A) the Holder of such Note (or a fiduciary, settlor, beneficiary of, member or shareholder of, such Holder, if such Holder is an estate, trust, partnership or corporation) is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or being physically present in, the Cayman Islands or such political subdivision or otherwise having some present or former connection with the Cayman Islands other than the holding or ownership of such Note or the collection of principal amount, premium (if any), Redemption Price, and interest (if any), in accordance with the terms of the Notes and this Indenture, or the enforcement of such Note or (B) where presentation is required, such Note was presented more than 30 days after the date such payment became due or was provided for, whichever is later;

     (ii) any estate, inheritance, gift, sales, transfer, excise, personal property or similar tax, levy, impost or charge;

     (iii) any tax, levy, impost or charge which is payable otherwise than by withholding from payment of principal amount, premium (if any), Redemption
Price,  and  interest  (if  any);

     (iv) any tax, levy, impost or charge which would not have been imposed but for the failure to comply with certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the relevant tax authority of the Holder or beneficial owner of such Note, if such compliance is required by statute or by regulation as a precondition to relief or exemption from such tax, levy, impost or charge;

     (v)  any  combination  of  (i)  through  (iv);

nor shall any Additional Amounts be paid to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Note to the extent that a beneficiary or settlor with respect to such fiduciary, or a member or such partnership or a beneficial owner thereof would not have been entitled to the payment of such Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder of the Note."

          SECTION  2 MISCELLANEOUS.

          2.1 The Trustee. The recitals contained herein shall be taken as the statements of the Issuers and the Trustee shall not assume responsibility for, or be liable in respect of, the correctness thereof. The Trustee makes no representation as to, and shall not be liable or responsible for, the validity or sufficiency of this Supplemental Indenture.

          2.2 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Indenture are ratified and confirmed, and shall remain in full force.

          2.3 Counterparts. This Supplemental Indenture may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          2.4 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

                              TRITON  ENERGY  LIMITED,  as
                                Issuer


Attest:____________________              By: /s/
Title:                                                  Title:

                                         TRITON  ENERGY  CORPORATION,  as
                                           Issuer


Attest:____________________              By: /s/
Title:                                                  Title:


                                         THE  CHASE  MANHATTAN  BANK,  as
                                           Trustee


Attest:____________________              By: /s/
Title:                                                  Title:

                                                                     EXHIBIT A
                                [FORM OF NOTE]


UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS REGISTERED GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY
THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.






                            TRITON ENERGY LIMITED
                          TRITON ENERGY CORPORATION

                         8 3/4% SENIOR NOTES DUE 2002

No.  G-1
CUSIP  No.  89675AA6
Issue  Date:    April  10,  1997

          Triton Energy Limited, a Cayman Islands company ("TEL"), and Triton Energy Corporation, a Delaware corporation ("TEC", and together with TEL, the "Issuers"), jointly and severally promise to pay to CEDE & CO. or its registered assigns, the principal amount of TWO HUNDRED MILLION DOLLARS ($200,000,000) on April 15, 2002. This Note shall not bear interest except as specified on the other side of this Note. Additional provisions of this Note are set forth on the other side of this Note.

          IN WITNESS WHEREOF, the Issuers have caused this instrument to be duly executed under its facsimile corporate seal.


                              TRITON  ENERGY  LIMITED,  as
                                Issuer


                              By:___________________________
                         Title:

                              TRITON  ENERGY  CORPORATION,  as
                                Issuer


                              By:___________________________
                         Title:

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


Dated:    April  __,  1997                THE CHASE MANHATTAN BANK, as Trustee


                         By:___________________________
                         Authorized  Signatory

                        [FORM OF REVERSE SIDE OF NOTE]

                         8 3/4% SENIOR NOTE DUE 2002

          1. INTEREST. Commencing April 10, 1997, interest on this Note will accrue at the rate of 8 3/4% per annum and will be payable in cash semiannually on each April 15 and October 15, commencing October 15, 1997, to Holders of record on the close of business on the immediately preceding April 1 and October 1; provided that if the principal amount hereof or any portion of such principal amount is not paid when due, then in each such case the overdue amount shall bear interest at the rate of 8 3/4% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

          2. METHOD OF PAYMENT. Subject to the terms and conditions of the Indenture, payments in respect of the Notes shall be made at the office or agency of the Issuers maintained for that purpose in the City and State of New York. The Issuers will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

          3. PAYING AGENT AND REGISTRAR. Initially, The Chase Manhattan Bank (the "Trustee"), will act as paying agent and registrar. The Issuers may appoint and change any paying agent or registrar without notice, other than notice to the Trustee. TEL or any of its Subsidiaries or any of their
Affiliates  may  act  as  paying  agent  or  registrar.

          4. INDENTURE. The Issuers issued the Notes under an Indenture, dated as of April 10, 1997, among TEL, TEC and the Trustee, as supplemented by a First Supplemental Indenture, dated as of April 10, 1997 (collectively, the "Indenture"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act of 1939"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act of 1939 for a statement of those terms.

          The Notes are general unsecured obligations of the Issuers, limited to $200 million aggregate principal amount.

          5. REDEMPTION AT THE OPTION OF THE ISSUERS. No sinking fund is provided for the Notes. The Notes will be subject to redemption at the option of the Issuers, in whole or in part, at any time and from time to time, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to the sum of: (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date; and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Notes (the "Redemption Price").

          If notice of redemption has been given as provided in Article Twelve of the Indenture and funds for the redemption of any Notes called for redemption shall have been made available on the redemption date referred to in such notice, such Notes will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the Notes from and after the redemption date will be to receive payment of the Redemption Price upon surrender of such Notes in accordance with such notice.

As  used  herein:

          "Make-Whole Amount" means, in connection with any optional redemption of any Notes by the Issuers pursuant to Article Twelve of the Indenture, the excess, if any, of: (a) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of each such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date notice of such redemption is given) from the respective dates on which such principal and interest would have been payable if such redemption had not been made, to the date of redemption; over (b) the aggregate principal amount of the Notes being redeemed.

          "Reinvestment Rate" means the yield on Treasury securities at a constant maturity corresponding to the remaining life (as of the date of redemption, rounded to the nearest month) to the stated maturity of the principal being redeemed (the "Treasury Yield") plus .20%. For purposes hereof, the Treasury Yield shall be equal to the arithmetic mean of the yields published in the Statistical Release (as defined below) under the heading "Week Ending" for "U.S. Government Securities-Treasury Constant Maturities" with a maturity equal to such remaining life; provided, that if no published maturity exactly corresponds with such remaining life, then the Treasury Yield shall be interpolated or extrapolated on a straight-line basis from the arithmetic means of the yields for the next shortest and next longest published maturities. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used. If the format or content of the Statistical Release changes in a manner that precludes determination of the Treasury Yield in the above manner, then the Treasury Yield shall be determined in the manner that most closely approximates the above manner, as reasonably determined by the Issuers.

          "Statistical Release" means the statistical release designated "H.15
(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which reports yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuers.

          If less than all the Notes are to be redeemed, the particular Notes or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption, either pro rata, by lot or by another method the Trustee shall deem fair and reasonable, and the aggregate principal amounts to be redeemed must be equal to $1,000 or any integral multiple thereof.

          6. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at the Holder's registered address. If money sufficient to pay the Redemption Price of all Notes to be redeemed on the Redemption Date, together with accrued interest thereon to the Redemption Date, is deposited with the Trustee or any paying agent prior to or on the Redemption Date, on and after such date interest shall cease to accrue on such Notes or portions thereof.

          7. DENOMINATIONS; TRANSFER; EXCHANGE. The Notes are in registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples of $1,000. A Holder may register the transfer of or exchange Notes in accordance with the Indenture. The registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Issuer shall not be required to exchange or register a transfer of (a) any Notes for a period of 15 days next preceding the first mailing or publication of notice of redemption of Notes to be redeemed, (b) any Notes selected, called or being called for redemption, in whole or in part, except, in the case of any Note to be redeemed in part, the portion thereof not so to be redeemed or (c) any Note if the Holder thereof has exercised its right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased.

          8. PERSONS DEEMED OWNERS. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

          9. UNCLAIMED MONEY. The Trustee and each paying agent shall each return to the Issuer upon written request any money held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years. After return to the Issuer, Holders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another person.

          10. AMENDMENT; WAIVER. Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuer and the Trustee may amend the Indenture or the Notes to cure any ambiguity, defect or inconsistency, or to comply with Article Nine of the Indenture, or to make any change that does not adversely affect the rights of any Holder of Notes.

          11. DEFAULTS AND REMEDIES. Under the Indenture, Events of Default include, among others, (a) default in the payment of principal or premium, if any, when due; (b) default in the payment of any installment of interest when due, continued for 30 days; (c) default in the performance of any other covenant of either of the Issuers applicable to the Notes, continued for 60 days after written notice to the Issuers by the Trustee or to the Issuers and the Trustee, by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding requiring the same to be remedied; (d) certain events of bankruptcy, insolvency or reorganization of either of the Issuers or any Restricted Subsidiary; and (e) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by either of the Issuers or any Restricted Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed of either of the Issuers or any Restricted Subsidiary resulting in the acceleration of such indebtedness, or any default in payment of such indebtedness (after expiration of any applicable grace periods and presentation of any debt instruments, if required), if the aggregate amount of all such indebtedness that has been so accelerated and with respect to which there has been such a default in payment shall exceed $10,000,000 and there has been a failure to obtain rescission or annulment of all such accelerations or to discharge all such defaulted indebtedness within 20 days after written notice of the type specified below.

          If any Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuers (and to the Trustee, if given by the Holders), may declare the principal of all of the Notes and the interest, if any, accrued thereon to be due and payable immediately; provided, however, that the Holders of a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Issuers and the Trustee, may rescind and annul such declaration and its consequences if all defaults under such Indenture are cured or waived.

     No Holder of Notes then outstanding may institute any suit, action or proceeding with respect to, or otherwise attempt to enforce, such Indenture, unless (i) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, (ii) the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall have made written request to the Trustee to institute such suit, action or proceeding and shall have offered to the Trustee such reasonable indemnity as it may require with respect thereto and (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; provided that, the right of any Holder of any Note to receive payment of the principal of, premium, if any, or interest, if any, on such Note, on or after the respective due dates, or to institute suit for the enforcement of any such payment shall not be impaired or affected without the consent of such Holder. The Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that the Trustee may decline to follow such direction if the Trustee determines that such action or proceeding is unlawful or would involve the Trustee in personal liability.

     The Issuers are required to furnish to the Trustee annually a certificate as to compliance by the Issuers with all conditions and covenants under the Indenture.

          12. TRUSTEE DEALINGS WITH THE ISSUERS. Subject to certain limitations imposed by the Trust Indenture Act of 1939, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

          13. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of each Issuer shall not have any liability for any obligations of such Issuer under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

          14.    AUTHENTICATION.    This  Note  shall  not  be  valid until an
authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this Note.

          15.    DEFEASANCE,  COVENANT  DEFEASANCE.   The Notes are subject to
defeasance  and  covenant  defeasance  as  provided  in  the  Indenture.

          16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder of Notes or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gift to Minors Act).

          17. GOVERNING LAW. THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          The Issuers will furnish to any Holder of Notes upon written request and without charge a copy of the Indenture. Requests may be made to: Triton Energy Corporation, 6688 North Central Expressway, Suite 1400, Dallas, Texas 75206, Attention of Corporate Secretary.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE  INSERT  SOCIAL  SECURITY  OR
     OTHER
IDENTIFYING  NUMBER  OF  ASSIGNEE

_____________________________________________________________________________
_____________________________________________________________________________
     (Please print or typewrite name and address, including postal zip code, of assignee)

_____________________________________________________________________________
this Note and all rights hereunder, hereby irrevocably constituting and appointing

____________________________________________________________________  Attorney
to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:  ____________________     ____________________     ____________________
                         Notice:  The  signature(s)  on  this  Assignment must
correspond                        with the name(s) as written upon the face of
                                  this Note in every particular, without alteration or enlargement or any change whatsoever.